Dreyfus
New Jersey Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT
September 30, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the six-month period ended September 30, 2001, the fund produced a total return of 2.91% .(1) In comparison, the fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond
Index, achieved total returns of 3.50% and 3.40%, respectively, for the same period.(2, 3) Additionally, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.90%.(4) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's performance to a generally favorable municipal bond market environment. Declining short-term interest rates and their varied effects
on    municipal   bonds   of   different   maturities   particularly   benefited
intermediate-term bonds, including those from New Jersey issuers.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. When the reporting period began, the economy had already begun to slow. Capital spending by businesses had fallen off dramatically, putting pressure on corporate profits, and consumers became less confident in the future.

The Federal Reserve Board (the "Fed") took initial steps to reinvigorate the economy in early January 2001, before the reporting period began, when it implemented the first of eight short-term interest-rate cuts during the first nine months of 2001, including five during the reporting period. All told, the Fed reduced interest rates by 3.50 percentage points to 3.00% between the beginning of January and the end of September. In this declining interest-rate environment, yields of intermediate-term municipal bonds also fell. When bond yields fall, their prices rise, producing attractive levels of capital appreciation.

While short-term bond yields fell, long-term bond yields rose, reflecting investors' concerns about a potential re-emergence of inflationary pressures over time. This widening of yield differences among short-term and long-term municipal bonds created a phenomenon known as a STEEPENING YIELD CURVE. By modestly extending the fund's weighted average maturity, we were able to take better advantage of higher yields available as a result of lower short-term
interest    rates    and    a    steepening    yield    curve.

In  addition,  municipal  bond  prices  were  supported  when  demand for higher
quality,   intermediate-term,  tax-exempt  securities  surged  from  New  Jersey residents fleeing a declining stock market.


What is the fund's current strategy?

As New Jersey's economy has continued to slow in the wake of the September 11 terrorist attacks, we have shifted to a more conservative posture. For example, we have intensified our focus on credit quality, and we have reduced the fund's weighted average maturity to the neutral range. Because they tend to hold up better than other bonds during economic slowdowns, we have focused primarily on
income-oriented   bonds   selling   at   or   modestly   above   face   value.

In addition, we have attempted to increase the fund's level of diversification, looking beyond state-issued general obligation bonds towards securities issued by fiscally sound localities and revenue-producing municipal projects. Since New Jersey ranks as the fastest growing suburban area in the United States, counties and towns have issued bonds to finance the build-out of their infrastructures,
including   essential   services   such  as  sewers,  waterworks  and  schools.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS.

(4)  SOURCE: LIPPER INC.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--92.9%

Atlantic City 5%, 12/15/2011 (Insured; FSA)                                                   1,650,000                1,763,553

Atlantic City Board of Education

  5.50%, 12/1/2008 (Insured; FSA , Guaranteed; School

   Board Reserve Fund)                                                                        1,250,000                1,385,187

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,953,559

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

   5.10%, 5/1/2004 (Insured; MBIA)                                                            1,110,000                1,171,672

   5.30%, 4/1/2008 (Insured; MBIA)                                                            1,000,000                1,080,700

   5.40%, 4/1/2009 (Insured; MBIA)                                                            1,000,000                1,078,910

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.375%, 12/15/2013 (Insured; FGIC)                                                 1,155,000                1,257,183

Brick Township Municipal Utilities Authority, Water and Sewer

   Revenue 5.10%, 12/1/2009 (Insured; FGIC)                                                   1,500,000                1,597,635

Burlington County:

   5.35%, 9/15/2003                                                                           1,000,000                1,028,000

   5.20%, 10/1/2009                                                                           2,000,000                2,045,600

   General Improvement:

      5%, 10/1/2010 (Insured; AMBAC)                                                          2,000,000                2,158,660

      5%, 10/1/2029 (Insured; AMBAC)                                                          1,845,000                1,990,681

Camden County Improvement Authority, Revenue

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  885,977

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,089,220

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,380,032

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,702,894

Essex County Utilities Authority, Solid Waste Revenue

   5.25, 10/1/2011 (Insured; AMBAC)                                                           1,000,000                1,075,350

Ewing Township School District

   5.30%, 8/1/2012 (Insured; FGIC)                                                            1,530,000                1,635,187

Freehold Regional High School:

  5.50%, 3/1/2009

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  1,450,000                1,605,657

   5.50%, 3/1/2010

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  2,460,000                2,737,439

Hillside Township:

   6.60%, 2/15/2007 (Insured; MBIA) (Prerefunded 2/15/2002)                                     705,000  (a)             731,078

   6.60%, 2/15/2007 (Insured; MBIA)                                                             295,000                  305,531


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New City of Hoboken Parking Authority, Parking General Revenue:

   6.10%, 3/1/2002                                                                              375,000                  380,827

   6.20%, 3/1/2003                                                                              395,000                  408,647

Hopewell Valley Regional School District:

   5%, 8/15/2007 (Guaranteed; School Board Reserve Fund)                                      1,000,000                1,078,240

   5%, 8/15/2012 (Guaranteed; School Board Reserve Fund)                                      1,185,000                1,258,671

Hudson County Improvement Authority:

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        2,795,000                2,993,333

   Solid Waste System Revenue

      6.75%, 1/1/2003                                                                         2,000,000                2,064,960

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,761,536

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,694,097

Lacey Municipal Utilities Authority, Water Revenue:

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  845,920

   5.20%, 12/1/2004 (Insured; MBIA)                                                           1,215,000                1,299,928

Manalapan-Englishtown Regional School District Board of

   Education (School Bonds) 5%, 5/1/2004                                                      1,950,000                2,060,233

Mercer County Improvement Authority, Revenue, Township

  Guaranteed (Hamilton Board of Education Lease Project)

   5.70%, 6/1/2002 (Insured; MBIA)                                                              470,000                  480,758

Middlesex County, COP 5%, 8/1/2011 (Insured: MBIA)                                            1,075,000                1,161,237

Middlesex County Utilities Authority, Sewer Revenue:

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                1,062,700

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,707,885

Middletown Township Board of Education

   5%, 8/1/2009 (Insured; FSA)                                                                1,155,000                1,246,950

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,757,768

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,588,275

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,924,638

State of New Jersey:

   5.25%, 2/1/2009                                                                            2,200,000                2,395,976

   5.50%, 8/1/2011                                                                            3,100,000                3,457,709

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        2,410,000                2,446,126

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development
  Authority, Revenue (continued):

      Market Transition Facility Revenue 7%, 7/1/2004
         (Insured; MBIA)                                                                      2,275,000                2,523,931

      School Facilities, Construction:

         5.25%, 6/15/2007                                                                     3,560,000                3,871,251

         5.50%, 6/15/2009 (Insured; AMBAC)                                                    1,800,000                1,995,840

         5.50%, 6/15/2011 (Insured; AMBAC)                                                    2,500,000                2,787,500

      (Transportation Project Sublease) 5.25%, 5/1/2011
         (Insured; FSA)                                                                       2,210,000                2,403,397

      (Trenton Office Complex) 5.25%, 6/15/2009
         (Insured; FSA)                                                                       3,900,000                4,251,663

      Waste Paper Recycling (MPMI Inc. Project)
         5.75%, 2/1/2004                                                                      1,605,000                1,599,687

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Capital Improvement Fund):

         5%, 9/1/2009                                                                         1,400,000                1,509,522

         5%, 9/1/2013 (Insured; FSA)                                                          1,250,000                1,312,825

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,660,515

         5.25%, 7/1/2014                                                                      2,885,000                3,062,514

      (Ramapo College):

         5.15%, 7/1/2004 (Insured; MBIA)                                                      1,010,000                1,070,448

         5%, 7/1/2012 (Insured; AMBAC)                                                        1,020,000                1,085,974

         5%, 7/1/2013 (Insured; AMBAC)                                                        1,070,000                1,127,801

      (Rowan University):

         5.25%, 7/1/2010 (Insured; FGIC)                                                      1,005,000                1,101,269

         5.25%, Series B 7/1/2011 (Insured; FGIC)                                             1,275,000                1,384,344

         5.25%, Series C 7/1/2011 (Insured; FGIC)                                             1,585,000                1,736,288

         5.25%, 7/1/2012 (Insured; FGIC)                                                      1,820,000                1,989,078

      (Saint Peter's College) 5%, 7/1/2008                                                    5,200,000                5,406,544

      (Seton Hall University) :

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,208,945

         4.25%, 7/1/2007 (Insured; AMBAC)                                                     1,725,000                1,791,413

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,148,091

      (University of Medicine and Dentistry)

         5%, 12/1/2004 (Insured; AMBAC)                                                       4,790,000                5,116,391

   Higher Educational Facilities Trust Fund

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                3,007,989

New Jersey Environmental Infrastructure Trust,

   Waste Water Treatment 5%, 9/1/2007                                                         1,820,000                1,964,381



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,
  Health Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,703,079

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,170,000                1,180,004

         5.80%, 7/1/2004                                                                        745,000                  746,237

         5.90%, 7/1/2005                                                                        790,000                  794,400

      (Meridian Health System Obligated Group)

         5.625%, 7/1/2012 (Insured; FSA)                                                      2,500,000                2,757,850

      (Mountainside Hospital)
         5.10%, 7/1/2003 (Insured; MBIA)                                                      1,630,000                1,704,556

      (Rahway Hospital Obligated Group Issue)
         5%, 8/1/2008                                                                         2,000,000                1,701,420

      (Raritan Bay Medical Center Issue)
         6.625%, 7/1/2005                                                                     2,800,000                2,903,796

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,591,815

         5.375%, 7/1/2013                                                                     2,000,000                2,102,460

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,750,355

      (West Jersey Health System)
      5.45%, 7/1/2002 (Insured; MBIA)                                                         2,160,000                2,214,497

New Jersey Highway Authority, Senior Parkway Revenue

  (Garden State Parkway):

      5.70%, 1/1/2002                                                                           500,000                  504,555

      5.90%, 1/1/2004                                                                           500,000                  513,905

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                                    2,000,000                2,106,340

New Jersey Sports and Exposition Authority,
   Convention Center Luxury Tax
   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,054,180

New Jersey Transit Corp.,
   Federal Transit Administration Grants

   5.50%, 9/15/2009 (Insured; AMBAC)                                                          5,000,000                5,537,650

New Jersey Transportation Trust Fund Authority,
   Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                2,007,408

      5.50%, 6/15/2009                                                                        3,225,000                3,573,623

New Jersey Turnpike Authority, Turnpike Revenue

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,378,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Wastewater Treatment Trust

   5.90%, 5/01/2003 (Insured; MBIA) (Prerefunded 5/1/2002)                                    1,400,000  (a)           1,459,038

North Brunswick Township 6.30%, 5/15/2006
   (Prerefunded 5/15/2002)                                                                    1,860,000  (a)           1,942,677

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                4,069,265

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)                                    2,795,000                2,863,813

Northeast Monmouth County Regional Sewer Authority,
   Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,373,705

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,741,056

   5%, 9/1/2012                                                                               1,300,000                1,388,179

   5%, 9/1/2013                                                                               1,200,000                1,269,432

Parsippany - Troy Hills Township 6%, 4/1/2004                                                 1,630,000                1,757,336

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,362,972

   5%, 3/1/2008                                                                               1,195,000                1,244,652

City of Perth Amboy Board of Education, COP,
   Lease Purchase Agreement

   (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)                                     1,265,000                1,315,802

Pennsauken Township School District

   5%, 3/1/2008 (Insured; FSA)                                                                1,220,000                1,308,840

Pinelands Regional Board of Education, COP, Lease
   Purchase Agreement

   (A & R Hunt Enterprises, Inc.)
   5.70%, 2/15/2003 (Insured; FSA)                                                              350,000                  365,680

Port Authority of New York and New Jersey:

   (Consolidated Board 101st Series) 5.25%, 9/15/2006
      (Insured; MBIA)                                                                         1,000,000                1,074,680

   (Consolidated Board 122nd Series) 5.50%, 7/15/2001                                         4,700,000                4,957,560

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,249,107

South Brunswick Township Board of Education

  5.625%, 12/1/2010 (Insured; FGIC , Guaranteed; School

   Board Reserve Fund)                                                                        1,820,000                2,031,775

Southeast Morris County Municipal Utilities Authority,

   Water Revenue 5%, 1/1/2012 (Insured; MBIA)                                                 1,000,000                1,066,710


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  969,190

   5.40%, 1/1/2006                                                                            1,010,000                1,050,723

South Jersey Transportation Authority, Transportation

   System Revenue 5.50%, 11/1/2002 (Insured; MBIA)                                            2,000,000                2,071,080

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,702,224

Summit County 5% 6/1/2010                                                                     1,175,000                1,269,740

Sussex County Municipal Utilities Authority, Wastewater
   Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,755,000                1,801,472

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,058,790

Union County 5.20%, 9/1/2012 (Insured; MBIA)                                                  3,000,000                3,264,720

Warren County Pollution Control Financing Authority,
   Landfill Revenue

   5.60%, 12/1/2002                                                                           1,765,000                1,735,313

West Deptford Township
   5.20%, 3/1/2011 (Insured; AMBAC)                                                           2,000,000                2,125,340

West Morris Regional High School District Board

   of Education, School 5.875%, 1/15/2004                                                       250,000                  267,353

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,164,272

West Windsor-Plainsboro Regional School District

   4.75%, 9/15/2013 (Insured; FGIC)                                                           2,000,000                2,068,580

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,061,040

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,359,164

   6.20%, 8/15/2007                                                                           2,000,000                2,110,520

U.S. RELATED--5.0%

Children's Trust Fund of Puerto Rico, Tobacco Settlement

   Revenue 5.75%, 7/1/2012                                                                    1,500,000                1,630,410

Commonwealth of Puerto Rico, Improvement

   5.30%, 7/1/2004 (Insured; MBIA)                                                            5,000,000                5,363,100

Puerto Rico Municipal Finance Agency

   5.50%, 8/1/2007 (Insured; FSA)                                                             1,750,000                1,951,478

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/ GO Matching Fund)

   5.65%, 10/1/2003 (Prerefunded 10/1/2001)                                                   1,500,000  (a)           1,522,200

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  262,120

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,615,905

Virgin Islands Water and Power Authority,
   Water System Revenue

   7.20%, 1/1/2002                                                                              100,000                  101,231

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $231,461,411)                                                                                               242,048,394
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--5.0%
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY;

New Jersey Economic Development Authority,
  Water Facilities Revenue, VRDN (United Water of New Jersey Project) 2.70%

   (cost $12,450,000)                                                                        12,450,000  (b)          12,450,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $243,911,411)                                                            102.9%              254,498,394

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.9%)              (7,244,363)

NET ASSETS                                                                                       100.0%              247,254,031




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond
                          Investors Assurance
                          Insurance Corporation

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              67.3

AA                               Aa                              AA                                               15.1

A                                A                               A                                                 3.4

BBB                              Baa                             BBB                                               5.5

BB                               Ba                              BB                                                 .7

B                                B                               B                                                  .7

F1                               MIG1                            SP1                                               4.9

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITY  PAYABLE ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           243,911,411   254,498,394

Interest receivable                                                   3,199,572

Receivable for shares of Beneficial Interest subscribed                   9,077

Prepaid expenses                                                          8,529

                                                                    257,715,572
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           144,004

Cash overdraft due to Custodian                                      10,262,715

Payable for shares of Beneficial Interest redeemed                        8,073

Accrued expenses                                                         46,749

                                                                     10,461,541
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      247,254,031
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     240,274,000

Accumulated undistributed investment income--net                         57,278

Accumulated net realized gain (loss) on investments                  (3,664,230)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            10,586,983
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      247,254,031
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     17,736,629

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.94

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,635,743

EXPENSES:

Management fee--Note 3(a)                                              708,256

Shareholder servicing costs--Note 3(b)                                 115,256

Professional fees                                                       18,253

Custodian fees                                                          16,108

Trustees' fees and expenses--Note 3(c)                                   9,953

Prospectus and shareholders' reports                                     7,679

Registration fees                                                        5,712

Loan commitment fees--Note 2                                               810

Miscellaneous                                                           11,980

TOTAL EXPENSES                                                         894,007

INVESTMENT INCOME--NET                                               4,741,736
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 36,789

Net unrealized appreciation (depreciation) on investments            2,275,367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,312,156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,053,892

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                      September 30, 2001,           Year Ended
                                              (Unaudited)       March 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,741,736            8,274,784

Net realized gain (loss) on investments            36,789              323,445

Net unrealized appreciation (depreciation)
   on investments                               2,275,367            6,687,450

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,053,892           15,285,679
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (4,708,172)          (8,251,070)

Net realized gain on investments                       --             (23,439)

TOTAL DIVIDENDS                               (4,708,172)          (8,274,509)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  58,809,722           43,834,792

Dividends reinvested                            3,244,544            6,796,226

Cost of shares redeemed                       (24,579,175)         (38,913,513)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           37,475,091            11,717,505

TOTAL INCREASE (DECREASE) IN NET ASSETS       39,820,811            18,728,675
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           207,433,220          188,704,545

END OF PERIOD                                 247,254,031          207,433,220

Undistributed investment income-net                57,278               23,714
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,266,320            3,224,401

Shares issued for dividends reinvested            234,641              503,389

Shares redeemed                               (1,772,985)          (2,882,405)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,727,976              845,385

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Six Months Ended
                                      September 30, 2001(a)                                 Year Ended March 31,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.82         13.32         13.93          13.83         13.35         13.44

Investment Operations:

Investment income--net                                 .28           .59           .59            .59           .59           .59

Net realized and unrealized gain
   (loss) on investments                               .12           .49          (.61)           .10           .48          (.08)

Total from Investment Operations                       .40          1.08          (.02)           .69          1.07           .51

Distributions:

Dividends from investment
   income--net                                        (.28)         (.58)         (.59)          (.59)         (.59)         (.60)

Dividends from net realized
   gain on investments                                  --          (.00)(b)       --             --            --            --

Total Distributions                                   (.28)         (.58)         (.59)          (.59)         (.59)         (.60)

Net asset value, end of period                       13.94         13.82         13.32          13.93         13.83         13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.91(c)       8.35          (.09)          5.04          8.18          3.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .76(d)       .78            .79            .80           .78           .78

Ratio of net investment income
   to average net assets                              4.02(d)      4.34           4.38           4.21          4.34          4.43

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                           --          .02           .04             .04           .03            --

Portfolio Turnover Rate                               2.34(c)     16.71         16.95           18.81          6.90         14.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                              247,254       207,433       188,705        217,666       215,843       216,350

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED  SEPTEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT  INCOME
     PER  SHARE  AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS PER SHARE BY LESS THAN $.01;  RATIOS WERE NOT AFFECTED BY THESE
     CHANGES. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO
     APRIL  1,  2001  HAVE  NOT  BEEN   RESTATED  TO  REFLECT   THIS  CHANGE  IN
     PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on
which    such    securities    are    primarily

traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,436 during the period ended September 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $3,704,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $992,000 of the carryover expires in fiscal 2003, $2,461,000 expires in fiscal 2004 and $251,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $57,843 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $31,169 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2001, redemption fees charged and retained by the fund amounted to $1,650.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $44,246,284 and $5,199,084, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $10,586,983, consisting of $10,890,349 gross unrealized appreciation and $303,366 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund

The effect of this change for the period ended September 30, 2001 was to increase net investment income by $2,249 and decrease net realized gains
(losses) by $2,249. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                        For More Information

                        Dreyfus New Jersey Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  751SA0901